UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2024

Insteel Industries Inc.
(Exact Name of Registrant as Specified in Charter)

North Carolina	1-9929	56-0674867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1373 Boggs Drive
Mount Airy, North Carolina 27030
(Address of Principal Executive Offices, and Zip Code)

(336) 786-2141
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	IIIN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Insteel Industries Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) on February 13, 2024. Set forth below is a brief description of each item submitted to a vote of the shareholders at the Annual Meeting and the final voting results for each item. A more complete description of each item is set forth in the Company’s proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on January 3, 2024.

Item Number One – Election of Directors

Each of the two nominees named in the proxy statement for the Annual Meeting were elected by the shareholders to the Board based on the following vote:

			Broker
Nominee	Votes For	Votes Withheld	Non-Votes
G. Kennedy Thompson	12,663,698	4,574,291	1,118,947
H.O. Woltz III	13,090,253	4,147,736	1,118,947

Directors Thompson and Woltz were elected to three-year terms ending at the 2027 Annual Meeting of Shareholders.

Item Number Two – Advisory Vote on the Compensation of the Company’s Executive Officers

The compensation of the Company’s executive officers was approved, on an advisory basis, by the shareholders based on the following vote:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
16,257,862	933,072	47,055	1,118,947

Item Number Three – Ratification of the Appointment of Grant Thornton LLP

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 28, 2024 was ratified by the shareholders based on the following vote:

Votes For	Votes Against	Abstentions
18,206,288	146,356	4,292

Item 9.01. Financial Statements and Exhibits

Exhibit 104         Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES INC.

By:           /s/ Elizabeth C. Southern
Name:      Elizabeth C. Southern
Title:        Vice President Administration, Secretary and Chief Legal Officer
Date:        February 14, 2024